Over 40 Years of Reliable Investingtm
Davis Appreciation & Income Fund A series of Davis Series, Inc. CLASS / Ticker: A (RPFCX), B (DCSBX), C (DCSCX), Y (DCSYX)

SUMMARY PROSPECTUS	May 1, 2011

Before you invest, you may want to review Davis Appreciation & Income Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund at no cost online at http://davisfunds.com/applications_and_prospectuses/ or by calling 1-800-279-0279. The current statutory prospectus and statement of additional information, dated May 1, 2011, and the most recent shareholder report are incorporated by reference into this summary prospectus and may be obtained, free of charge, in the same manner as the statutory prospectus. Click here to view the fund’s statutory prospectus or statement of additional information.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income.

Fees and Expenses of Davis Appreciation & Income Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of Davis Appreciation & Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the Fund’s statutory prospectus on page 70 and in the “Selecting the Appropriate Class of Shares” section of the Fund’s statement of additional information on page 54.

Shareholder Fees
(fees paid directly from your	Class A	Class B	Class C	Class Y
investment)	shares	shares	shares	shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares. Only applies to Class A shares if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase)	0.50%	4.00%	1.00%	None

Redemption Fee (as a percentage of total redemption proceeds)	None	None	None	None

Annual Fund Operating
Expenses
(expenses that you pay each year as a
percentage of the value of your	Class A	Class B	Class C	Class Y
investment)	shares	shares	shares	shares

Management Fees	0.55%	0.55%	0.55%	0.55%

Distribution and/or service (12b-1) Fees	0.20%	1.00%	1.00%	0.00%

Other Expenses	0.19%	0.30%	0.21%	0.18%

Total Annual Fund Operating Expenses	0.94%	1.85%	1.76%	0.73%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Davis Appreciation & Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your
shares in:	1 Year	3 Years	5 Years	10 Years

Class A shares	$566	$760	$970	$1,575

Class B shares	$588	$882	$1,201	$1,819

Class C shares	$279	$554	$954	$2,073

Class Y shares	$75	$233	$406	$906

You would pay the
following expenses if
you did not
redeem your shares:	1 Year	3 Years	5 Years	10 Years

Class A shares	$566	$760	$970	$1,575

Class B shares	$188	$582	$1,001	$1,819

Class C shares	$179	$554	$954	$2,073

Class Y shares	$75	$233	$406	$906

Portfolio Turnover

Davis Appreciation & Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

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Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest Davis Appreciation & Income Fund’s assets in a diversified portfolio of convertible securities, common stock, preferred stock, bonds, and cash. The Fund invests its assets in a diversified portfolio of companies across the spectrum of market capitalizations. Although the Fund invests primarily in U.S. companies, it may also invest in foreign companies.

The Fund’s investments in common stock issued by companies across the spectrum of market capitalizations are purchased primarily for their growth potential. Fixed income securities, including both investment grade and high-yield, high-risk debt securities, are purchased both for current income and to provide diversification. Convertible securities, which include both preferred stock and bonds, may be “converted” into common stock if the company grows, offer both growth potential, some income, and may provide downside protection. In the current market, Davis Advisors’ portfolio managers expect to continue investing a significant portion of the Fund’s assets in convertible securities.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Principal Risks of Investing in Davis Appreciation & Income Fund

You may lose money by investing in Davis Appreciation & Income Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the Fund are:

Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.

Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Common Stock risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.

Under $10 Billion Market Capitalization risk. Small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Foreign Country risk. Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.

Headline risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, or management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless.

Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.

Extension and Prepayment risk. Extension risk occurs when borrowers maintain their existing debt obligations until they come due instead of choosing to prepay them. Prepayment risk occurs when borrowers prepay their debt obligations more quickly than usual so that they can refinance at a lower rate. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.

Credit risk. The issuer of a fixed income security may be unable to make timely payments of interest and principal.

Interest Rate Sensitivity risk. Interest rates may have a powerful influence on the value of fixed income securities.

Changes in Debt Rating risk. If a rating agency gives a fixed income security a low rating, the value of the security will decline because investors will demand a higher rate of return.

Variable Current Income risk. The income which the Fund pays to investors is not stable.

Overburdened Issuers risk. Issuers of high-yield, high-risk debt securities are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

Priority risk. Issuers of high-yield, high-risk debt securities are likely to have a substantial amount of other debt which

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will be senior to the high-yield, high-risk debt securities. An issuer must be current on its senior obligations before it can pay bondholders.

Difficult to Resell risk. Many investors simply do not want high-yield, high-risk debt securities, and others are prohibited from buying them.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance Results

The bar chart below provides some indication of the risks of investing in Davis Appreciation & Income Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns for the periods indicated compare with those of the S&P 500® Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.

Calendar Year Total Returns for Class A Shares

(Results do not include a sales charge; if a sales charge were included, results would be lower)

Davis Appreciation & Income Fund
Annual Total Returns for Class A Shares
for the years ended December 31

Highest/Lowest quarterly results during this time period were:
Highest  23.58% for the quarter ended September 30, 2009
Lowest  (28.75%) for the quarter ended December 31, 2008

Total return for the three months ended March 31, 2011 (not annualized) was 8.23%.

Davis Appreciation & Income Fund Average Annual Total Returns for the Periods Ended December 31, 2010 (with maximum sales charge)

	Past 1 Year	Past 5 Years	Past 10 Years

Class A shares return before taxes	14.63%	3.24%	5.03%

Class A shares return after taxes on distributions	14.28%	2.36%	4.03%

Class A shares return after taxes on distributions and sale of fund shares	9.74%	2.47%	3.88%

Class B shares return before taxes	15.31%	3.00%	4.88%

Class C shares return before taxes	18.43%	3.41%	4.64%

Class Y shares return before taxes	20.66%	4.52%	5.79%

S&P 500® Index reflects no deduction for fees, expenses or taxes	15.06%	2.29%	1.41%

Davis Appreciation & Income Fund 30-Day SEC Yield, Class A Shares as of December 31, 2010

30-Day SEC Yield	0.84%

You can obtain Davis Appreciation & Income Fund’s most recent 30-day SEC Yield by calling Investor Services toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.

Management

Investment Adviser

Davis Selected Advisers, L.P. serves as Davis Appreciation & Income Fund’s investment adviser.

Sub-Adviser

Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Managers

Primary Title with Investment
Experience with this Fund	Adviser or Sub-Adviser

Andrew Davis Since February 1993	President, Davis Selected Advisers, L.P.

Keith Sabol Since September 2005	Vice President, Davis Selected Advisers-NY, Inc.

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Purchase and Sale of Fund Shares

	Class A, B and C shares	Class Y shares

Minimum Initial Investment	$1,000	$5,000,000	(1)

Minimum Additional Investment	$25	$25

(1)	Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution.

You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds’ website (www.davisfunds.com).

Tax Information

If the Fund earns income or capital gains, it intends to make distributions that may be taxed as ordinary income or capital gains by federal, state and local authorities.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Davis Appreciation & Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the fund’s statutory prospectus or statement of additional information.

Investment Company Act File No. 811-2679

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Davis Advisors 2949 East Elvira Road, Suite 101 Tucson, AZ 85756 800-279-0279 davisfunds.com